UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012 (June 14, 2012)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, Suite 3350

New York, New York 10271

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2012, at the 2012 Annual Meeting of Stockholders of ACI Worldwide, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement of the ACI Worldwide, Inc. 2005 Equity and Performance Incentive Plan (the “Plan”) which increased the number of shares authorized for issuance under the Plan from 5,000,000 to 7,750,000 and contained certain other amendments. This summary of the terms of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on June 14, 2012. At that Annual Meeting, the stockholders voted on the following four proposals which are further described in the Company’s proxy statement dated April 25, 2012.

Proposal 1: The stockholders elected each of the following seven nominees to the Board of Directors to hold office until the 2013 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld/ Abstentions	Broker Non-Votes
John D. Curtis	35,449,399	554,698	1,710,895
Philip G. Heasley	35,637,549	366,548	1,710,895
James C. McGroddy	35,805,260	198,837	1,710,895
Harlan F. Seymour	35,548,811	455,286	1,710,895
John M. Shay, Jr.	35,803,925	200,172	1,710,895
John E. Stokely	35,550,069	454,028	1,710,895
Jan H. Suwinski	35,805,945	198,152	1,710,895

Proposal 2: The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions
37,382,384	330,612	1,996

Proposal 3: The stockholders approved, on an advisory basis, the executive compensation as described in the Company’s proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,735,022	1,979,973	300,047	1,699,950

Proposal 4: The stockholders approved the amendment of the ACI Worldwide, Inc. 2005 Equity and Performance Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,149,854	4,848,250	6,036	1,710,895

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	ACI Worldwide, Inc. 2005 Equity and Performance Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

Dated: June 19, 2012	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes, Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	ACI Worldwide, Inc. 2005 Equity and Performance Incentive Plan, as amended